SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed  by  the  registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:                          [_] Confidential, for Use of
   [_] Preliminary  proxy  statement                    the Commission Only (as
   [X] Definitive  proxy  statement                     permitted by  Rule
   [_] Definitive  additional  materials                14a-6(e)(2)
   [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         FLAG FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
   [X] No  fee  required
   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   (2) Aggregate  number  of  securities  to  which  transactions applies:

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   (4) Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

   (5) Total  fee  paid:

--------------------------------------------------------------------------------

   [_] Fee  paid  previously  with  preliminary  materials.

--------------------------------------------------------------------------------

   [_] Check box if any  part  of the fee  is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee Was paid previously. Identify the previous filing by registration Statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

   (1) Amount  previously  paid:

--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

   (3) Filing Party:

--------------------------------------------------------------------------------

   (4) Date Filed:

--------------------------------------------------------------------------------

                                   [FLAG LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2001

To  the  Shareholders  of  FLAG  Financial  Corporation:

     The 2000 Annual Meeting of Shareholders of FLAG Financial Corporation (the "Company") will be held at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia, on Wednesday, April 18, 2001 at 2:00 p.m., for the purposes of:

     (1) Electing seven directors to serve for the terms indicated in the accompanying Proxy Statement;

     (2)     Ratifying  the  appointment   of   Porter   Keadle  Moore,  LLP  as
             independent accountants of the Company for the fiscal year ending December 31, 2001;

     (3) Approving an increase in the number of shares of common stock reserved for issuance under the Company's 1994 Employees Stock Incentive Plan;

     (4) Approving an increase in the number of shares of common stock reserved for issuance under the Company's 1994 Directors Stock Incentive Plan; and

     (5) Transacting any other business as properly may come before the Annual Meeting or any adjournments of the meeting.

     The Board of Directors has set March 7, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible. Returning your proxy will help insure the greatest number of shareholders is present either in person or by proxy. If you attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.


                                          By Order of the Board of Directors,

                                          /S/  John  S.  Holle

                                          John  S.  Holle
                                          Chairman of the Board

Stockbridge, Georgia
March 12, 2001


     PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR
PROXY  CARD  PROMPTLY.

                           FLAG FINANCIAL CORPORATION
                           ___________________________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2001
                           ___________________________

                                  INTRODUCTION

TIME  AND  PLACE  OF  THE  MEETING

     The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2001 Annual Meeting of Shareholders of the Company to be held on Wednesday, April 18, 2001 at 2:00 p.m. local time at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia and at any adjournment of the meeting.

RECORD  DATE  AND  MAILING  DATE

     The close of business on March 7, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 12, 2001.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the Record Date, the Company had 20,000,000 shares of Common Stock, $1.00 par value, authorized, of which 8,122,661 shares were outstanding. Each outstanding share is entitled to one vote on all matters to be presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROCEDURES  FOR  VOTING  BY  PROXY

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. You should specify your choices with regard to the four proposals on the proxy card. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on your proxy card.

     If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy card will be voted FOR each of the proposals described in this Proxy Statement. If any nominee for election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment. The Board of Directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

REVOKING  YOUR  PROXY

     Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting. You can revoke your proxy at any time before it is voted by delivering to Thomas L. Redding, Secretary of the Company, at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia 30281, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on one or more other proposals are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of the other proposals described in the Proxy Statement and any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of common stock represented in person or by valid proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

SOLICITATION  OF  PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors consists of 17 members and is divided into three classes, which are as nearly equal in number as possible. Each class of directors serves staggered three-year terms. As a result, the term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class is elected by the shareholders each year at that time. Currently, one Class III director position is vacant.

NOMINEES

     On December 20, 2000, to fill two vacant Class I director positions, the Board of Directors appointed James A. Brett and David B. Dunaway as Class I directors to serve until the 2001 Annual Meeting. At the Annual Meeting, the terms of the Class I directors listed below will expire. The Board of Directors has nominated each of these Class I directors to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a three-year term that will expire at the 2004 Annual Meeting of Shareholders and upon the election and qualification of their successors. The Class I Director nominees are:

            Dr. A. Glenn Bailey             James A. Brett
            David  B.  Dunaway              John R. Hines, Jr.
            Kelly  R.  Linch                J. Daniel Speight, Jr.

     Additionally, on December 20, 2000, to fill a vacant Class II director position, the Board of Directors appointed Charles O. Hinely as a Class II director to serve until the 2001 Annual Meeting. As a result, Mr. Hinely's term will also expire at the Annual Meeting. The Board of Directors has nominated Mr. Hinely to stand for election as a Class II director at the Annual Meeting. If elected by the shareholders, he will serve the one-year term, expiring at the 2002 Annual Meeting of Shareholders, remaining on the vacant position which he has appointed to fill.

     If any of the nominees should be unavailable to serve for any reason (which we do not anticipate), the Board of Directors may (1) designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (2) allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or (3) by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RE-ELECT EACH OF THE DIRECTOR NOMINEES DESCRIBED ABOVE.

INFORMATION  REGARDING  NOMINEES  AND  CONTINUING  DIRECTORS

     The following table shows information regarding the seven nominees to serve as directors, as well as the nine incumbent directors whose terms as directors will continue following the Annual Meeting. Each of the directors of the Company are also directors of FLAG Bank, a wholly-owned subsidiary of the Company. On December 31, 2000, each of the Company's subsidiary banks, First Flag Bank, Thomaston Federal Savings Bank and Citizens Bank, were merged to form one banking subsidiary, which was renamed FLAG Bank. Except as otherwise indicated, each of the named persons has been engaged in his or her present principal occupation for more than five years. The ages shown are as of December 31, 2000.

                              CLASS  I  DIRECTOR  NOMINEES
                        FOR  A  THREE-YEAR  TERM  EXPIRING  IN  2004

NAME                    AGE                        BUSINESS INFORMATION
Dr. A. Glenn Bailey      65  Dr. Bailey retired as a physician and surgeon in LaGrange, Georgia as of
                             March 31, 2000.  He served as a director and as President of Clark-Holder
                             Clinic, a medical clinic in LaGrange, Georgia. He has been a director of the
                             Company since 1994 and a director of FLAG Bank or a predecessor of FLAG
                             Bank since 1982.


                                      -3-

James A. Brett           42  Mr. Brett is a veterinarian and the owner and President of Macon County
                             Veterinary Hospital, P.C. in Montezuma, Georgia.  Mr. Brett has been a director of the Company and FLAG Bank since December 2000.

David B. Dunaway         55  Mr. Dunaway is a partner in the law firm of Adams, Barfield, Dunaway &
                             Hankinson, LLP in Thomaston, Georgia.  Mr. Dunaway has been a director of the Company and FLAG Bank since December 2000.

John R. Hines, Jr.       66  Mr. Hines served as Chairman of the Board and President of First
                             Hogansville Bankshares, Inc. from 1982 until 1999 when First Hogansville
                             Bankshares, Inc. merged with the Company.  Mr. Hines has served as a director of the Company since 1999 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1962.  Mr. Hines retired as Senior Vice
                             President of the Company and President of the First Flag Bank Hogansville
                             division in June 2000.    Mr. Hines was the Chief Executive Officer of The
                             Citizens Bank, a wholly-owned subsidiary of Hogansville Bankshares, Inc., from 1978 until February 2000, when The Citizens Bank merged with First
                             Flag Bank.  He is also a member of the Board of Trustees of West Georgia
                             Medical System.

Kelly R. Linch           58  Mr. Linch is owner of Linch's, Inc., a retail appliance and electronics store in
                             LaGrange, Georgia.  He has been a director of the Company since 1994 and a director of FLAG Bank or a predecessor of FLAG Bank since 1986.

J. Daniel Speight, Jr.   44  Mr. Speight served as Chief Executive Officer and as a director of Middle
                             Georgia Bankshares, Inc. from 1989 until 1998 when Middle Georgia
                             Bankshares, Inc. merged with the Company.  Mr. Speight has served as a director of the Company since 1998 and as director of FLAG Bank or a predecessor of FLAG Bank since 1984.  Mr. Speight currently serves as Chief
                             Executive Officer of the Company and President and Chief Executive Officer
                             of FLAG Bank.  He also served as President of the Company from 1998 until
                             2000.  Mr. Speight has served in various executive positions for Citizens
                             Bank since 1984, including President and Chief Executive Officer, and served as the Chief Executive Officer of First Flag Bank from 1999 until December
                             2000 when First Flag Bank and Citizens Bank merged.  Mr. Speight is also a director of Towne Services, Inc. in Norcross, Georgia and Regan Holding
                             Corp. in Petaluma, California.

                                CLASS II DIRECTOR NOMINEE
                        FOR ONE-YEAR REMAINING TERM EXPIRING IN 2002

NAME                    AGE                        BUSINESS INFORMATION

Charles O. Hinely        53  Mr. Hinely serves as Executive Vice President and Chief Operating
                             Officer of the Company.  Mr. Hinely joined the Company in December
                             1997.  Mr. Hinely has been a director of the Company and FLAG Bank
                             since December 2000.   Prior to joining the Company, Mr. Hinely
                             previously was employed by The Citizens and Southern National Bank in
                             Atlanta, Georgia and was President of Bank Management Resources, Inc.
                             in Atlanta, Georgia and Chairman of Cross Enterprises and Nova
                             Financial, Inc., consulting firms in Atlanta, Georgia.


                                      -4-

                          CONTINUING CLASS II DIRECTORS
                              TERM EXPIRING IN 2002


NAME                    AGE                        BUSINESS INFORMATION

Robert G. Cochran        64  Mr. Cochran served as President and Chief Executive Officer of Thomaston
                             Federal Savings Bank from 1982 until 1999 when Thomaston Federal
                             Savings Bank became a wholly-owned subsidiary of the Company.  Mr.
                             Cochran has been a director of the Company since 1999 and a director of
                             FLAG Bank or a predecessor of FLAG Bank since 1963.  Mr. Cochran currently serves as Vice Chairman of the Board of Directors of the Company
                             and as a Region President of FLAG Bank.  Mr. Cochran served as a Senior
                             Vice President of the Company from 1999 to December 2000.  Mr. Cochran also serves as trustee of the Foundation of Flint River Technical Institute in
                             Thomaston, Georgia.

Patti S. Davis           44  Ms. Davis served as Executive Vice President and Chief Financial Officer of
                             Middle Georgia Bankshares, Inc. from 1994 until 1998 when Middle
                             Georgia Bankshares, Inc. merged with the Company.  Ms. Davis has served as a director of the Company since 1998 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1990.  Ms. Davis currently serves as a
                             Senior Vice President and Assistant Secretary of the Company and Senior
                             Vice President of FLAG Bank.  Ms. Davis served as Chief Financial Officer of the Company from 1998 until January 2000 and as Chief Financial
                             Officer of Citizens Bank from 1990 until January 2000.

Fred A. Durand, III      58  Mr. Durand is President, Chief Executive Officer and a director of Durand-
                             Wayland, Inc., a manufacturer of produce sorting and spray equipment in
                             LaGrange, Georgia.  He has served as a director of the Company since 1994 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1990.

James W. Johnson         59  Mr. Johnson is owner and President of McCranie Motor and Tractor
                             Company, Inc., a retail seller of tractors and implement equipment in
                             Unadilla, Georgia.  Mr. Johnson has served as a director of the Company since 1998 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1985.  He is the former Chairman of the Board of Middle Georgia
                             Bankshares, Inc. and served as the Chairman of the Board of Citizens Bank from 1999 until December 2000.  He currently serves as director of Taylor
                             Regional Hospital in Hawkinsville, Georgia and Rock Tenn Corporation in
                             Norcross, Georgia.

J. Preston Martin        47  Mr. Martin served as President of Three Rivers Bancshares, Inc. from 1986 until 1998 when Three Rivers Bancshares, Inc. merged with the Company.
                             Mr. Martin has served as a director of the Company since 1998 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1985.
                             Mr. Martin currently serves as President of the Company and as a Region
                             President of FLAG Bank.  Mr. Martin served as the President and Chief
                             Executive Officer of Bank of Milan, which was a wholly-owned subsidiary of Three Rivers Bancshares, Inc., from 1985 until 1999 when Bank of Milan
                             merged with Citizens Bank.   Mr. Martin served as the President of Citizens
                             Bank from 1999 until December 2000.  Mr. Martin is also a director of The
                             Bankers Bank, Atlanta, Georgia and owns 50% of Wheeler County Finance, a small loan company in Alamo, Georgia.


                                      -5-

                         CONTINUING CLASS III DIRECTORS
                              TERM EXPIRING IN 2003

NAME                    AGE                     BUSINESS INFORMATION

H. Speer Burdette, III   48  Mr. Burdette is an owner, director, Vice President and Treasurer of J.K.
                             Boatwright & Co., P.C., an accounting firm in LaGrange, Georgia.  He has served as a director of the Company since 1994 and as a director of
                             FLAG Bank or a predecessor of FLAG Bank since 1993.

John S. Holle            50  Mr. Holle has served as Chairman of the Board of the Company since
                             1993.  He also served as President and Chief Executive Officer of the
                             Company from 1993 until 1998 when Middle Georgia Bankshares, Inc.
                             merged with the Company.  Currently, Mr. Holle serves as a Region
                             President of FLAG Bank.  He has been a director of FLAG Bank or a predecessor of FLAG Bank since 1985 and has been Chairman of FLAG
                             Bank since December 2000.   Mr. Holle served as President of First Flag
                             Bank from 1985 until December 2000 and as Chairman of the Board of
                             First Flag Bank from 1990 until December 2000.  Mr. Holle serves on the Board of Directors of the Federal Home Loan Bank of Atlanta in
                             Atlanta, Georgia.

John W. Stewart, Jr.     66  Mr. Stewart is an owner, Chairman of the Board and President of Stewart
                             Wholesale Hardware Company, a wholesale grocery and hardware business in LaGrange, Georgia.  He has served as a director of the
                             Company since 1994 and as a director of FLAG Bank or a predecessor of
                             FLAG Bank since 1982.

Robert W. Walters        68  Mr. Walters retired in March 1996 as owner and director of The Mill
                             Store, Inc., a retail and contract floor covering business in LaGrange,
                             Georgia.  He has served as a director of the Company since 1994 and as a director of FLAG Bank or a predecessor of FLAG Bank since 1982.

                               EXECUTIVE OFFICERS

  The person described below is an Executive Officer of the Company who does not serve on the Board of Directors.

NAME                    AGE                     BUSINESS INFORMATION

Thomas L. Redding        42  Mr. Redding serves as Senior Vice President, Secretary and Chief Financial
                             Officer of the Company and as Chief Financial Officer of FLAG Bank.   Mr.
                             Redding joined the Company in 1999 as Senior Vice President and
                             Controller.  From 1990 until 1999, Mr. Redding was employed by United
                             Bank Corporation in Barnesville, Georgia as Chief Financial Officer.  Prior
                             to Mr. Redding's employment with United Bank Corporation, he was associated with an accounting firm located in Blakely, Georgia concentrating in the financial services industry.

J. Daniel Speight, Jr. and Patti S. Davis are first cousins.

MANAGEMENT  STOCK  OWNERSHIP

     The following table lists the number and percentage ownership of shares of common stock beneficially owned by each director of the Company, each executive officer and all executive officers and directors as a group as of the Record Date. The number of shares beneficially owned has been rounded to the nearest whole number. Information relating to beneficial ownership of Company common stock is based upon "beneficial owner" concepts set forth in rules under the Securities and Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" or "investment power" over the security. Voting power includes the power to vote or to direct the voting of the security, and investment power includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.


                                         Amount and
                                     Nature of Beneficial     Percent
        Name                              Ownership        of Total (%)
        ----                         --------------------  ------------

(a)  DIRECTORS
     Dr.  A.  Glenn  Bailey               99,718  (1)          1.2
     James  A.  Brett                          0                 *
     H.  Speer  Burdette,  III            25,846  (2)            *
     Robert  G.  Cochran                 115,354  (3)          1.4
     Patti  S.  Davis                    159,592  (4)          2.0
     David  B.  Dunaway                   54,497  (5)            *
     Fred  A.  Durand,  III               35,541  (6)            *
     Charles  O.  Hinely                  30,616  (7)            *
     John  R.  Hines,  Jr.               286,282  (8)          3.5
     John  S.  Holle                     115,972  (9)          1.4
     James  W.  Johnson                  150,960 (10)          1.9
     Kelly  R.  Linch                     59,534 (11)            *
     Preston  Martin                     316,426 (12)          3.9
     J.  Daniel  Speight,  Jr.           295,434 (13)          3.6
     John  W.  Stewart,  Jr.              35,639 (14)            *
     Robert  W.  Walters                 141,755 (15)          1.7

(b)  EXECUTIVE  OFFICERS
     Thomas  L.  Redding                  10,235 (16)            *

(c)  ALL DIRECTORS AND EXECUTIVE
     OFFICERS AS A GROUP
     (17 PERSONS)                      1,933,401              22.7

___________________

*     Represents  less  than  one  percent.

(1) Consists of (a) 36,555 shares held by Dr. Bailey, (b) 35,055 shares held by Dr. Bailey's spouse as to which beneficial ownership is shared, (c) 8,384 shares held by Chattahoochee Land Investment as to which beneficial ownership is shared, and (d) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(2) Consists of (a) 6,122 shares held in Individual Retirement Accounts for the benefit of Mr. Burdette, and (b) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(3)  Consists of (a) 33,624  shares held jointly by Mr.  Cochran and his spouse,
     (b) 13,474 shares held in Individual  Retirement  Accounts of Mr.  Cochran,
     (c) 51,772 shares issued pursuant to the Company's 401(k) Plan, and (d) 16,484 shares subject to options exercisable within 60 days following the Record Date. Mr. Cochran is also an executive officer of the Company.

(4) Consists of (a) 104,890 shares held by Ms. Davis, (b) 4,063 shares held in an Individual Retirement Account for the benefit of Ms. Davis, (c) 7,866 shares held by Speight Futures, Inc. as to which beneficial ownership is shared, (d) 8,835 shares issued pursuant to the Company's 401(k) Plan, and
     (e) 33,938 shares subject to options exercisable within 60 days following the Record Date. Ms. Davis is also an executive officer of the Company.

(5) Consists of (a) 29,912 shares held by Mr. Dunaway, (b) 20,439 held by Mr. Dunaway's spouse as to beneficial ownership is shared, and (c) 4,146 shares held by Mr. Dunaway as custodian for D. Bruce Dunaway.

(6) Consists of (a) 15,817 shares held by Mr. Durand, and (b) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(7) Consists of (a) 207 shares held by Mr. Hinely, (b) 410 shares held in an Individual Retirement Account for the benefit of Mr. Hinely, (c) 1,551 shares held by Mr. Hinely's spouse as to which beneficial ownership is shared, (d) 284 shares held by Mr. Hinely's spouse as custodian for Rebecca
     E. Hinely, (e) 3,318 shares issued pursuant to the Company's 401(k) Plan, and (f) 24,846 shares subject to options exercisable within 60 days following the Record Date. Mr. Hinely is also an executive officer of the Company.

(8) Consists of (a) 232,555 shares held by Mr. Hines, (b) 3,042 shares held by Mr. Hine's spouse as to which beneficial ownership is shared, and (c) 50,685 shares held in an Individual Retirement Account for the benefit of Mr. Hines.

(9) Consists of (a) 16,338 shares held by Mr. Holle, (b) 29,719 shares issued pursuant to the Company's Profit Sharing and 401(k) Plan, and (c) 69,915 shares subject to options exercisable within 60 days following the Record Date. Mr. Holle is also an executive officer of the Company.

(10) Consists of (a) 58,377 shares held by Mr. Johnson, (b) 2,716 shares held by Mr. Johnson's spouse as to which beneficial ownership is shared, (c) 84,010 held by McCranie Companies, Inc. Profit Sharing Plan for the benefit of Mr. Johnson, and (d) 5,857 shares subject to options exercisable within 60 days following the Record Date.

(11) Consists of (a) 39,810 shares held by Mr. Linch, and (b) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(12) Consists of (a) 287,000 shares held by Mr. Martin, (b) 11,395 shares issued pursuant to the Company's 401(k) Plan, and (c) 18,031 shares subject to options exercisable within 60 days following the Record Date. Mr. Martin is also an executive officer of the Company.

(13) Consists of (a) 149,495 shares held by Mr. Speight, (b) 4,000 shares held by Mr. Speight as trustee for Patricia Ruth Davis, (c) 2,500 shares held by Mr. Speight as trustee for Anna Davis, (d) 1,677 shares held by Mr. Speight as custodian for Alex Speight, (e) 1,677 shares held by Mr. Speight as custodian for J. Daniel Speight, III, (f) 7,371 shares held in an Individual Retirement Account for the benefit of Mr. Speight, (g) 34,917 shares held by Sp8Co., Inc. as to which beneficial ownership is shared, (h) 10,383 shares issued pursuant to the Company's 401(k) Plan, and (i) 83,414 subject to options exercisable within 60 days following the Record Date. Mr. Speight is also an executive officer of the Company.

(14) Consists of (a) 11,746 shares held by Mr. Stewart, (b) 16 shares held by Mr. Stewart as custodian for Tristain Daugherty, (c) 4,153 shares held by Stewart Wholesale Hardware Company as to which beneficial ownership is shared, and (d) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(15) Consists of (a) 37,875 shares held by Mr. Walters, (b) 41,700 shares held jointly by Mr. Walters and his spouse, (c) 42,000 shares held by Mr. Walter's spouse as to which beneficial ownership is shared, (d) 456 shares held by Mr. Walters as custodian for Myles D. Oliver, and (e) 19,724 shares subject to options exercisable within 60 days following the Record Date.

(16) Consists of (a) 1,485 shares held in the Company's 401(k) Plan, and (b) 8,750 shares subject to options exercisable within 60 days following the Record Date.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and its subsidiary bank. On December 31, 2000 each of the Company's subsidiary banks merged to form one banking subsidiary which was renamed FLAG Bank. The Company's committees include an Audit and Exam Committee, a Benefits and Compensation Committee, and an Executive Committee. During 2000, the Board of Directors held five meetings, the Audit and Exam Committee held five meetings, the Benefits and Compensation Committee held two meetings, and the Executive Committee held eight meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he or she is a member.

     The Audit and Exam Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit and Exam Committee members are James A. Brett, H. Speer Burdette, III, Fred A. Durand, III, George Hightower, James W. Johnson, Norman S. Morris and Kelly R. Linch. Messrs. Hightower and Morris are directors of FLAG Bank but not of the Company.

     The Benefits and Compensation Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and its subsidiaries. The Benefits and Compensation Committee members are Dr. A. Glenn Bailey, Fred A. Durand, III, John S. Holle, James W. Johnson and J. Daniel Speight.

     The Executive Committee is authorized, within certain limitations, to exercise all of the authority of the Board of Directors between Board meetings. Among other functions, the Executive Committee reviews, on a monthly basis, the reports of the loans made and savings activities during the preceding month. The Executive Committee also reviews and ratifies any investments made by the Company. The Executive Committee consists of H. Speer Burdette, III, John S. Holle, James W. Johnson, J. Preston Martin, J. Daniel Speight, Jr. and John W. Stewart, Jr., and Robert G. Cochran and Charles O. Hinely serve as Ex Officio Officers to the Executive Committee.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
2.14 of the Bylaws of the Company. See "Shareholders' Proposals for 2002 Annual Meeting" below.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

     - The Committee has reviewed and discussed the Company's 2000 audited consolidated financial statements with the Company's management;

     - The Committee has discussed with the independent auditors, Porter Keadle Moore, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, which relates to the auditor's independence from the corporation and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

          MARCH 12, 2001           KELLY R. LINCH, CHAIRMAN

                                   JAMES  A.  BRETT           JAMES W. JOHNSON
                                   H. SPEER BURDETTE, III     KELLY R. LINCH
                                   FRED A. DURAND, III        NORMAN S. MORRIS
                                   GEORGE  HIGHTOWER

AUDIT  COMMITTEE  CHARTER

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Board of Directors reviews and approves changes to the Audit Committee charter annually.

INDEPENDENCE  OF  AUDIT  COMMITTEE  MEMBERS

     The Company's Audit Committee is comprised of James A. Brett, H. Speer Burdette, III. Fred A. Durand, III, George Hightower, James W. Johnson, Kelly R. Linch and Norman S. Morris. Each of these members meets the requirements for independence as defined by the applicable National Association of Securities Dealers, Inc. listing standards.

DIRECTOR  COMPENSATION

     The ten non-employee members of the Board of Directors receive $3,000 per quarter, which includes all board meetings and assigned committee meetings for the Company's and FLAG Bank's boards. Three directors serving on the Executive Committee who are not also employees of the Company receive an additional $750 per quarter. The Company paid a total of $95,250 in directors' fees in 2000. Directors who are employees of the Company or its subsidiaries do not receive directors' fees.

     The Company's 1994 Directors Stock Incentive Plan (the "Directors Stock Plan"), provides that each person who becomes a director of the Company and who is not an employee of the Company or any of its subsidiaries will be granted an option for the purchase of 5,000 shares of common stock upon the commencement of his or her service as a director. Additionally, the Directors Stock Plan provides that as of each March 1st, starting at March 1, 1995 and ending on

March 1, 2004, the non-employee directors as a group will be entitled to receive options to purchase an aggregate of 6,000 shares of common stock if the Company's book value as of the immediately preceding December 31st equals or exceeds 106% of the Company's book value as of the prior December 31st. If the options are granted, the 6,000 shares subject to the options are allocated equally among the non-employee directors. No options were issued under the Directors Stock Plan during 2000.

     Selected directors of the Company participate in the First Flag Bank Director Indexed Fee Continuation Program and, other selected directors of the Company participate in the Citizens Bank Director Indexed Fee Continuation Program. Both of these programs are now sponsored by FLAG Bank and provide retirement benefits to the participants and death benefits to their designated beneficiaries. Under these programs, predecessors of FLAG Bank purchased split-dollar whole life insurance contracts on the lives of each of the participating directors. FLAG Bank retains the tax-free build-up of cash surrender value in the policies up to the after-tax opportunity costs for premiums paid on the policies. Any remaining earnings from the policies are accrued to deferred compensation liability accounts for the directors. The earnings in a director's account are payable in ten annual installments commencing 30 days following the director's retirement as a director. In the event the insurance contracts fail to produce positive returns, FLAG Bank has no obligation to contribute to the programs. As of December 31, 2000 the cash surrender value of the insurance contracts for all participants, including directors of FLAG Bank who are not directors of the Company, was approximately $4,187,000 and, the expense incurred during 2000 for the benefits was approximately $19,000.

     John R. Hines, Jr. participates in The Citizens Bank (Hogansville) Directors Deferred Compensation Plan (The "Hogansville Director Plan"). This plan provides for an annual payment of a benefit for ten years upon the director's retirement or in the event the director dies while he is still serving as a director. Upon the merger of The Citizens Bank with First Flag Bank in February 2000, the Hogansville Director Plan was discontinued. However, FLAG Bank will honor the obligations accrued under the Hogansville Director Plan as of February 2000. During 2000, FLAG Bank paid benefits of $15,900 to Mr. Hines related to this plan.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The Benefits and Compensation Committee of the Board of Directors of the Company consists of three non-employee directors, Dr. A. Glenn Bailey, Mr. Fred
A. Durand, III, and Mr. James W. Johnson, and two employee directors, John S. Holle, Chairman of the Board of the Company, and J. Daniel Speight, Chief Executive Officer of the Company. Mr. Durand serves as Chairman of the Committee. No executive officer of the Company has served as a director or member of the compensation committee of any entity of which Messrs. Baily, Durand, Holle, Johnson or Speight have served as an executive officer.

     Messrs. Holle and Speight do not participate in compensation discussions affecting themselves or decisions regarding the award of stock-based compensation under the Company's 1994 Employee Stock Incentive Plan.
Additionally, Charles O. Hinely, Chief Operating Officer of the Company, participates in compensation discussions and decisions affecting other executive officers of the Company.


                   BENEFITS AND COMPENSATION COMMITTEE REPORTS
                            ON EXECUTIVE COMPENSATION

     The Benefits and Compensation Committee (the "Committee") of the Board of Directors of the Company establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and awards stock-based compensation to executive officers and employees of the Company. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company's senior executives, including the Chairman, Vice Chairman, Chief Executive Officer, President, and the other named executive officers. In carrying out these responsibilities, the Committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive plan performance measures, establishes incentive targets, approves cash incentive awards based on performance, grants stock options and other long-term incentives, and monitors the administration of the various plans. In all of these matters, the Committee's decisions are reviewed and approved or ratified by the Board of Directors.

BASE  SALARIES

     The salaries of the Chairman and Chief Executive Officer are evaluated solely by the Committee (excluding Mr. Holle and Mr. Speight with respect to each of their own salaries). Salaries for the other named executive officers generally are recommended by the Chairman and Chief Executive Officer and reviewed by the Committee. The named executive officers and their salaries are listed in the Summary Compensation Table. In each case, salaries are based principally on a subjective review of the executive's individual performance and degree of experience and are also designed to be competitive with salaries paid to executives in similar positions in financial institutions of comparable asset size.

ANNUAL  INCENTIVES

     One of the Committee's objectives in managing executive compensation is to link directly a significant portion of executive pay to Company performance. Mr. Holle and Mr. Speight and the other named executives are therefore eligible to receive bonuses based upon the Company's achievement of annual earnings and goal targets established by the Committee.

LONG-TERM  INCENTIVES

     Another major objective of the Committee in managing executive compensation is to reward executives for increasing the value of the Company to its shareholders. The FLAG Financial Corporation 1994 Employees Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on February 17, 1994 and approved by shareholders as of April 20, 1994. The Plan accomplishes this objective by providing executives with opportunities to earn and acquire a meaningful ownership interest in the Company. The Committee (excluding Messrs. Holle and Speight) is authorized to make awards of stock options and other stock-based incentives and has the sole authority to select the officers and other key employees to whom awards may be made under the Plan.

     Under the terms of the Plan, it must be administered by a committee of non-employee directors. Accordingly, Messrs. Holle and Speight do not participate in the administration of the Plan, including the granting of awards under the Plan. From time to time, Messrs. Holle and Speight may, however, make recommendations to the Committee regarding awards of stock-based compensation under the Plan.

     Because the value of stock options and other stock awards is determined by the price of the common stock, the Committee believes these awards benefit stockholders by linking a potentially significant portion of executive pay to the performance of the common stock. In addition, the Plan assists the Company in attracting and retaining key employees and providing a competitive compensation opportunity. Awards made under the Plan for 2000 are disclosed in the "Summary Compensation Table" and "Option Grants in Last Fiscal Year."

BENEFITS

     In general, the benefit plans provided to key employees, such health care, life insurance, profit sharing and 401(k), are intended to provide an adequate retirement income as well as financial protection against illness, disability or death. Benefits offered to the named executive officers and other executives are substantially the same as those provided to all employees, with some variation.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     In determining the compensation of the Chief Executive Officer, the Committee is guided by the Company's compensation philosophy as described in this report, the Company's performance and competitive practices. There were no changes in the base salary for Mr. Speight during 2000. In 2000, Mr. Speight earned a bonus totaling $86,000, which was paid in 2001, for his service to the Company. The bonus was based on the Company achieving its budget net income for 2000.

SUMMARY

     The Company's executive compensation program encourages executives to manage the Company profitability and to increase the value of the business to the shareholders. The increasing emphasis on annual and long-term incentives is consistent with the Committee's policy of linking pay to performance and increasing shareholder value. The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders. The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

     Submitted by the Benefits and Compensation Committee of the Board of Directors of FLAG Financial Corporation.

          FRED A. DURAND, III
          CHAIRMAN

          DR. A. GLENN BAILEY
          JOHN  S.  HOLLE
          JAMES  W. JOHNSON
          J. DANIEL SPEIGHT

                                PERFORMANCE GRAPH



     The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index for the past five years. The Performance Graph assumes reinvestment of dividends, where applicable.

                                   PERFORMANCE  GRAPH

                    Comparison of Five-Year Cumulative Total Returns
                                 Performance Graph for
                               FLAG Financial Corporation


                                    [GRAPHIC OMITTED]


                             12/1995   12/1996   12/1997   12/1998   12/1999   12/2000
                             --------  --------  --------  --------  --------  --------
FLAG Financial Corporation   $ 100.00  $  78.31  $ 160.22  $ 130.11  $  81.59  $  60.96
Nasdaq Stock Market (US      $ 100.00  $ 123.04  $ 150.69  $ 212.51  $ 394.92  $ 237.62
Companies)
Nasdaq Bank Stocks           $ 100.00  $ 132.04  $ 221.06  $ 219.64  $ 211.14  $ 241.08

                             EXECUTIVE COMPENSATION

SUMMARY  OF  COMPENSATION

     The following table shows information concerning annual and long term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years indicated of our Chief Executive Officer and the four other most highly compensated executive officers who earned over $100,000 in salary and bonus during 2000 (the "Named Executive Officers").

                               SUMMARY  COMPENSATION  TABLE

                                                                      Long-Term
                                           Annual Compensation(1) Compensation Awards
                                           ---------------------- -------------------
                                                                      Securities
Name and                                                           Underlying Options  All Other
Principal Position                   Year   Salary ($)   Bonus ($)   (# of shares)   Compensation
-----------------------------------  ----  -----------  ----------  -------------  ----------------

J. Daniel Speight, Jr.,              2000  $   215,000  $   86,000         40,000  $     8,907
-----------------------              1999  $   215,000  $   50,000         26,250  $     8,420 (2)
Chief Executive Officer of the       1998  $   215,000  $   37,625         81,750  $     5,963
Company

John S. Holle,                       2000  $   215,000  $   86,000         40,000  $    15,146
--------------                       1999  $   215,000  $   50,000         26,250  $    13,007 (3)
Chairman of the Board of the         1998  $   175,000  $   30,625         62,250  $    17,461
Company

Charles O. Hinely                    2000  $   160,000  $   56,000         61,835  $     6,584
-----------------                    1999  $   160,000  $   14,000         21,250  $     6,094 (4)
Executive Vice President and Chief   1998  $   125,000  $   18,750         19,000  $     4,545
Operating Officer of the Company

J. Preston Martin,                   2000  $   158,000  $      -0-         14,950  $     8,222
------------------                   1999  $   158,000  $   77,000         21,250  $     7,893 (5)
President of the Company             1998  $   158,000  $   23,700         24,000  $       325

Robert G. Cochran (6)                2000  $   145,000  $   31,250            -0-  $     9,609 (7)
---------------------                1999  $   137,500  $      500         19,297  $    10,047
Vice Chairman

___________________

     (1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

     (2) For 2000, 1999 and 1998, consists of contributions of $7,615, $7,167 and $5,000, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $1,292, $1,253 and $963, respectively, for insurance premiums for term and other life insurance.

     (3)  For 2000, 1999 and 1998, consists of contributions of $10,500, $10,000 and $14,633, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $4,646, $3,007 and $2,828, respectively, for insurance premiums for term and other life insurance.

     (4) For 2000, 1999 and 1998, consists of contributions of $5,333, $5,000 and $3,750, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $1,251, $1,094 and $795, respectively, for insurance premiums for term and other life insurance.

     (5) For 2000, 1999 and 1998 consists of contributions of $7,571, $7,242 and $0, respectively, to the Company's Profit Sharing Plan and 401(k) Plan and $651, $651 and $325, respectively, for insurance premiums for term and other life insurance.


                                      -15-

     (6) Mr. Cochran joined the Company in 1999 when Thomaston Federal Savings Bank became a wholly-owned subsidiary of the Company.

     (7) For 2000, consists of contribution of $7,250 to the Company's Profit sharing Plan and 401(k) Plan and $2,359 for insurance premiums for term and other life insurance. For 1999, consists of $8,400 in Director Fees and $1,647 for insurance premiums for term and other life insurance.

                                          OPTION GRANTS IN LAST FISCAL YEAR

The following table provides details regarding stock options granted to the Named Executive Officers in 2000.


                                                                                     Potential Realizable Value at
                                                                                       Assumed Annual  Rate  of
                                                                                      Stock Price Appreciation for
                                          Individual  Option  Grants                       Option  Term  (3)
                        ------------------------------------------------------------  --------------------------
                                               % of Total
                                  Securities     Options
                                  Underlying   Granted to
                                    Options     Employees   Exercise or
                        Date of     Granted     in Fiscal    Base Price   Expiration
Name                     Grant      (#)(1)      Year (%)     ($/Sh)(2)       Date          5%           10%
----------------------  --------  -----------  -----------  ------------  ----------  ------------  ------------

J. Daniel Speight, Jr.  03/17/00      40,000         15.52       6.8130     03/17/10  $171,386.36   $434,326.70

John S. Holle           03/17/00      40,000         15.52       6.8130     03/17/10  $171,386.36   $434,326.70

Charles O. Hinely        03/1700      61,835         23.99       6.8130     03/17/10  $264,941.89   $671,414.78

J. Preston Martin        03/1700      14,950          5.80       6.8130     03/17/10  $ 64,055.65   $162,329.60

----------------------------------------------------------------------------------------------------------------

(1) All of the options were granted under the Company's 1994 Employees Stock Incentive Plan and vest in 16.666% increments on anniversary of grant.

(2) Option holders may pay the exercise price by delivery of already-owned shares. Option holders can pay tax withholding obligations related to exercise of the options by offset of the underlying shares, subject to certain conditions.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast future possible appreciation, if any, of the price of the Company's common stock.

                        AGGREGATE FISCAL YEAR-END OPTIONS

                                        Number of Securities
                                       Underlying Unexercised
                                     Options at Fiscal Year-End
                                     --------------------------
             Name                    Exercisable  Unexercisable
             ----                    -----------  -------------

             J. Daniel Speight, Jr.       83,414         64,586
             John S. Holle                69,915         66,085
             Charles O. Hinely            24,846         77,239
             J. Preston Martin            18,031         42,169
             Robert G. Cochran            16,484          2,813

     The executive officers did not exercise any options in 2000. The exercise prices for all options held by the Named Executive Officers are higher than the market value of the Company's Common Stock at December 31, 2000.

EMPLOYMENT  AGREEMENTS

     The Company entered into employment agreements with J. Daniel Speight, Jr. and John S. Holle, effective as of April 1, 1998. Each of the Employment Agreements was amended and restated as of January 1, 2001, to reflect changes in each executive's duties and responsibilities as a result of the merger of First Flag Bank, Thomaston Federal Savings Bank and Citizens Bank. The Company entered into a similar employment agreement with Charles O. Hinely effective as of April 1, 1999. Each of the Employment Agreements provide for an initial term of three years. The three-year term automatically renews each day after the effective date so that the term remains a three-year term until either party notifies the other that the automatic renewals should discontinue. The Employment Agreements provide for an annual salary which is reviewed at least annually by the Board of Directors of the Company. The Employment Agreements also provide for the employees to participate in any bonus, stock option or other executive compensation programs available to senior management of the Company. Information regarding the annual salary and bonus paid to J. Daniel Speight, Jr., John S. Holle and Charles O. Hinely for 2000 pursuant to the Employment Agreements is set forth in the Summary Compensation Table above. Each Employment Agreement provides that the employee is entitled to the use of an automobile, reimbursement of club fees and dues, and participation in all group employee benefit plans.

     Each Employment Agreement states that in the event the Company terminates the employee's employment other than for "cause" (as defined in the Employment Agreement) or the employee terminates employment for "cause" or due to a change in control, the employee is entitled to receive a severance payment in a lump sum amount equal to the employee's average monthly compensation multiplied by the number of months remaining in the term of the Employment Agreement. If there are less than twelve months remaining in the term of the Employment Agreement, the employee will receive a lump sum payment of his or her average monthly compensation multiplied by twelve. The employee is also entitled to continue using the automobile and receiving reimbursement of club fees and dues for at least twelve months or until the end of the term of the Employment Agreement, whichever is greater.

     Pursuant to the terms of each Employment Agreement, during the term of the Employment Agreement and for twelve months following the termination of the Employment Agreement, the employee agrees not to compete with the Company or solicit any of its customers or employees. The agreement not to compete and not to solicit customers or employees does not apply if (1) the Company terminates the employee without "cause," (2) the Company experiences a "change in control" (as defined in the Employment Agreement) or (3) the employee terminates the Employment Agreement for "cause."

     The Company entered into a Separation Agreement with J. Preston Martin effective May 13, 1998 and Robert G. Cochran effective August 27, 1999. Pursuant to the Separation Agreements, these executives will receive severance payments equal to his annual base salary and bonus paid over the previous three fiscal years in the event that he is involuntarily terminated as such term is defined in the Separation Agreement. In the Separation Agreements, the executives covenant not to compete with the Company during the term of the Separation Agreement and for a 12-month period following the termination of the Separation Agreement or the termination of the executive's status as an employee of the Company.


                           RELATED PARTY TRANSACTIONS

     Directors, executive officers, principal shareholders of the Company and their affiliates have been customers of FLAG Bank and predecessors from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by FLAG Bank to these persons are made (1) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, (2) do not involve more than the normal risk of collectibility or embody other unfavorable features, and (3) comply with specified quantitative limits imposed by federal laws and regulations. At December 31, 2000, the aggregate amount of loans and extensions of credit outstanding to these persons was approximately $960,000, which represented 1.73% of the total equity capital of the Company.

     None of the loans outstanding at the FLAG Bank or any predecessor of FLAG Bank to directors, executive officers or principal shareholders of the Company at any time during or subsequent to 2000 was or has been on past due or non-accrual status, has been restructured, or is considered by FLAG Bank to be a problem loan.

     David B. Dunaway, one of the Company's directors, is a partner at the law firm of Adams, Barfield, Dunaway & Hankinson, LLP. Thomaston Federal Savings Bank, a wholly-owned subsidiary of the Company until the merger of Thomaston Federal Savings Bank, Citizen Bank and First Flag Bank on December 31, 2000, retained Adams, Barfield, Dunaway & Hankinson, LLP during 2000 to provide normal legal services. We anticipate that Adams, Barfield, Dunaway & Hankinson, LLP may perform similar serves for FLAG Bank from time to time in the future. We believe the fees for these services were, and in the future will be, no less favorable to the Company than those that could be obtained from an independent third party.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's common stock, as well as various affiliates of these persons, to file initial reports of ownership and reports of changes in their ownership of the Company's common stock with the Securities and Exchange Commission. Directors, executive officers and persons beneficially owning more than 10% of the Company's common stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they filed. To the Company's knowledge, no person beneficially owned more than 10% of the Company's common stock during 2000. Based solely on its review of the copies of reports received by it and written representations received by it that no other reports were required, the Company believes that during 2000, all of its directors and executive officers complied with applicable Section 16(a) filing requirements except for Mr. Hinely, who filed late one report of one transaction in the Company's common stock.


                             PRINCIPAL SHAREHOLDERS

     There were no shareholders of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the Company's common stock as of December 31, 2000.

                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2001 and has directed that the appointment be submitted to the shareholders for ratification at the Annual Meeting. Porter Keadle Moore, LLP is being appointed as the Company's independent accountants for the fourth year and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2000 were approximately $150,000. This figure is based on an estimate provided by our accountants, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2000.

     OTHER FEES. During fiscal year 2000, the Company was billed $189,000 by its principal accountants for services not described above. These "other fees" were for services including tax compliance and consulting, merger and acquisition consulting services and outsourced internal audit and compliance testing.

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.

     Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PORTER KEADLE MOORE, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                        PROPOSAL 3 - APPROVAL OF PROPOSED
                              AMENDMENT TO THE 1994
                         EMPLOYEES STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, an amendment to the FLAG Financial Corporation 1994 Employees Stock Incentive Plan (as amended and restated as of March 30, 1998) (the "Employee Stock Plan"). If approved by the shareholders, the proposed amendment to the Employee Stock Plan will be effective as of January 16, 2001.

     The purpose of the Employee Stock Plan is to further the growth and development of the Company by allowing employees of the Company (or any parent or subsidiary) to obtain a proprietary interest in the Company through the grant or purchase of common stock. The Company believes that the Employee Stock Plan aids in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company.

     The following is a summary of the Employee Stock Plan and the proposed amendment that would increase the number of shares of Company common stock reserved for issuance under the Employee Stock Plan from 914,000 to 1,314,000, subject to adjustment as provided in the Employee Stock Plan.

     The following description of the Employee Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

                    TERMS  OF  THE  EMPLOYEE  STOCK  PLAN

ADMINISTRATION

     The Employee Stock Plan is administered by a subcommittee of the Board of Directors whose members are selected by the Board of Directors (the "Committee"). Each member of the Committee must be (1) an "outside director" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related regulations, and (2) a "non-employee director" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, or any successor provision. The Board of Directors may remove members from or add members to the Committee and may fill any vacancies on the Committee. The Committee has the authority to grant stock options and restricted stock awards (collectively, "Stock Rights") under the Employee Stock Plan, to interpret the provisions of the Employee Stock Plan, to prescribe, amend and rescind any rules and regulations relating to the Employee Stock Plan, and to make all other determinations that it may deem necessary or advisable for the administration of the Employee Stock Plan.

     The Employee Stock Plan provides for indemnification of the members of the Committee by the Company for all reasonable expenses or settlement amounts paid in satisfaction of a judgment incurred as a result of the defense of any legal action arising with respect to the Employee Stock Plan or any Stock Right as a result of a member's position on the Committee. However, a member of the Committee will not be indemnified for expenses incurred if such member is determined in a court proceeding to have acted in bad faith or other than in the best interests of the Company.

ELIGIBILITY  AND  AWARDS

     The Employee Stock Plan permits the Committee to make grants of Stock Rights to all employees of the Company (or any parent or subsidiary), including any employee who serves as a member of the Board of Directors of the Company (or any parent or subsidiary). As of the Record Date there were approximately 270 employees of the Company (and parents or subsidiaries), all of whom are eligible to receive awards under the Employee Stock Plan.

     The Committee determines the number of shares of common stock as to which any Stock Right is granted; to whom any Stock Right is granted and the terms of any Stock Right, subject to the terms of the Employee Stock Plan. Stock Rights are evidenced by a separate written option or restricted stock agreement, as applicable. Stock Rights may be made forfeitable or terminable or made subject to restrictions under terms established by the Committee. The Committee may grant new Stock Rights to a recipient who has previously received Stock Rights that still are outstanding, previously have been exercised in whole or in part, have expired or are cancelled in connection with the issuance of Stock Rights.

SHARES  AVAILABLE

     The maximum number of shares of common stock reserved for issuance under the Employee Stock Plan currently is 914,000. If the proposed amendment is approved by the shareholders at the Annual Meeting, the maximum number of shares available will be 1,314,000. No employee may be granted during any single calendar year Stock Rights to shares of Company common stock which, in the aggregate, exceed 100,000 shares. If any Stock Right terminates or is canceled for any reason without having been exercised or vested in full, the shares of common stock not issued will again become available for additional grants of Stock Rights under the Employee Stock Plan.

TERMS  OF  STOCK  RIGHTS

     OPTIONS. Under the Employee Stock Plan, options granted to employees may be in the form of incentive stock options or nonqualified stock options, and each option will be evidenced by a written option agreement. The Committee determines whether an option is an incentive stock option or a nonqualified stock option at the time the option is granted. Options may be made exercisable on terms established by the Committee, to the extent not otherwise inconsistent with the Employee Stock Plan; provided, however, that no option may be exercised for the lesser of (1) 100 shares or (2) the total remaining shares subject to the option, if less than 100 shares. Except as otherwise provided by the Committee, options are generally not transferable or assignable during a holder's lifetime; however, options may include exercise rights for a holder's estate or personal representative in the event of a holder's death or disability.

     The exercise price of the common stock underlying each option granted under the Employee Stock Plan is the fair market value of the common stock on the date the option is granted, unless otherwise determined by the Committee. However, the exercise price for an incentive stock option may not be less than 100% (110% if the optionee owns more than 10% of the outstanding stock of the Company or any parent or subsidiary) of the fair market value of the Company's common stock on the date of grant. The exercise price of an option may be paid in cash, in shares of previously-owned Company common stock, with property or by performance of services (if acceptable to the Committee and allowed under applicable law), or by a combination of the foregoing.

     The term of any option granted under the Employee Stock Plan is determined by the Committee and specified in the applicable option agreement but may not exceed ten years from the date of grant (five years for incentive stock options granted to optionees who own more than 10% of the outstanding stock of the Company or any parent or subsidiary). Options may not be granted under the Employee Stock Plan after the tenth anniversary of the date the Employee Stock Plan was adopted by the Board of Directors, which is March 16, 2004.

     Subject to further limitation in any option agreement, in the event of an optionee's termination of employment with the Company or a parent or subsidiary for reasons other than death or disability, the term of an option will expire upon the earliest to occur of: (1) the expiration date of the option; (2) three months after the optionee terminates employment; or (3) immediately upon termination of employment for cause. In the event of a termination of employment following a change of control (as defined in the Employee Stock Plan) for reasons other than death or disability, the term of an option will expire three months after termination, but only to the extent that the extension would not affect the status of an option as an incentive stock option. If an optionee terminates employment due to death or disability, the term of an option will expire upon the earliest to occur of (1) the expiration date of the option; (2) one year after termination of employment due to disability unless the optionee dies within this one year period; or (3) one year after the death of an optionee who dies (a) while employed by the Company or a parent or subsidiary, (b) within three months after termination of employment, or (c) within one year after termination of employment due to disability. The Committee may provide different exercise periods with respect to nonqualified stock options.

     All options granted under the Employee Stock Plan provide for "reloads." A reload is a new option that is granted to an optionee who pays the purchase price upon exercise of all or part of an option with shares of common stock. The reload option is for the same number of shares used in payment of the purchase price upon exercise of the original option and is granted as of the date of the payment made with shares of common stock. The reload option is subject to all of the same terms and conditions as the original option which was exercised, except that the exercise price for the reload option will be the fair market value of the common stock on the date the reload option is granted and the term of any reload option may not extend beyond the original term of the option with respect to which such reload option was granted. An optionee who pays the purchase price upon exercise of a reload option with shares of common stock is entitled to a successive reload option.

     If all or any portion of an option that is intended to be an incentive stock option fails to satisfy the requirements of an incentive stock option, the portion of the option that does not qualify as an incentive stock option will be treated as a non-qualified stock option.

     RESTRICTED STOCK. The Committee may grant shares of common stock to an employee under the Employee Stock Plan, subject to any restrictions and conditions as the Committee may determine; provided, however, that no employee may be required to pay for the restricted stock. Grants of common stock will be evidenced by a restricted stock agreement. Shares of restricted stock may be deposited with a custodian until they become nonforfeitable.

     Subject to further limitation in a restricted stock agreement, if a recipient of a restricted stock award terminates employment with the Company (or any parent or subsidiary) for any reason other than a change of control (as defined in the Employee Stock Plan), the shares of restricted stock for which the restrictions have not lapsed will be forfeited, unless otherwise provided by the Committee. Shares of restricted stock may not be sold or otherwise disposed of while they are subject to restrictions. The Committee may, in its discretion, waive any or all of the restrictions with respect to restricted stock.

AMENDMENT  AND  TERMINATION

     The Board of Directors may amend or terminate the Employee Stock Plan at any time without shareholder approval, unless the amendment would (1) adversely affect the rights of a holder of a Stock Right without the holder's consent, (2) cause the applicable portions of the Employee Stock Plan to fail to qualify as an "incentive stock option plan" pursuant to Section 422 of the Code, (3) materially increase the benefits accruing to participants under the Employee Stock Plan, (4) materially increase the number of shares which may be issued under the Employee Stock Plan, (5) materially modify the requirements as to eligibility for participation in the Employee Stock Plan, or (6) modify the material terms of the Employee Stock Plan within the meaning of regulations under Section 162(m) of the Code.

     The Employee Stock Plan will terminate on the later of (1) the complete exercise or lapse of the last outstanding Stock Right granted under the Employee Stock Plan, or (2) the last date upon which options may be granted under the Employee Stock Plan (March 16, 2004), subject to its earlier termination by the Board of Directors at any time.

REORGANIZATIONS

     In the event of changes in the number of outstanding shares of common stock by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares, the number and kind of shares subject to Stock Rights, the shares available for issuance under the Employee Stock Plan and the exercise price of options may be adjusted by the Committee.

     In the event of a reorganization involving a merger, consolidation, transfer of stock or transfer of the assets of the Company which is not a change of control, a Stock Right may, in the Committee's discretion, be accelerated, adjusted or terminated with 30 days' notice. If the Company is dissolved, all of the rights of holders of restricted stock awards and options will become immediately nonforfeitable and exercisable.

                 BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     The Committee has not yet made any determination as to which eligible participants will be granted options under the Employee Stock Plan upon the approval of the amendment to the Employee Stock Plan or in the future.


                         FEDERAL INCOME TAX CONSEQUENCES

     The  following   discussion  outlines  generally  the  federal  income  tax
Consequences of participation in the Employee Stock Plan. Individual circumstances may vary and each employee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Employee Stock Plan.

INCENTIVE  STOCK  OPTIONS

     An employee will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the employee will be taxed at the time he or she sells the shares of common stock purchased on exercise of the incentive stock option. The employee will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the employee does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the employee sells the shares of common stock at a gain prior to that time, the difference between the amount the employee paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the employee sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject an employee to, or increase an employee's liability for, the alternative minimum tax.

NONQUALIFIED  OPTIONS

     An employee will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the employee exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

     Special rules apply to an employee who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.

RESTRICTED  STOCK  AWARDS

     An employee will not be taxed upon the grant of a restricted stock award if the award is not transferable by the employee or is subject to a "substantial risk of forfeiture," as defined in the Code. When the shares of common stock that are subject to the stock award become transferable and are no longer subject to a substantial risk of forfeiture, however, the employee will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award and the Company will then be entitled to a corresponding deduction. If an employee so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the award in income at that time and the Company will also be entitled to a corresponding deduction at that time.

WITHHOLDING  TAXES

     An employee may be liable for any federal, state or local tax withholding obligations as a result of the grant or exercise of a Stock Right. The tax withholding obligation are to be satisfied by payment in cash.


                              SHAREHOLDER APPROVAL

     The Company's Board of Directors seeks shareholder approval of the amendment to increase the number of shares reserved under the Employee Stock Plan because such approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any nonqualified stock options granted under the Employee Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                        PROPOSAL 4 - APPROVAL OF PROPOSED
                              AMENDMENT TO THE 1994
                         DIRECTORS STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, an amendment to the FLAG Financial Corporation 1994 Directors Stock Incentive Plan (as amended and restated as of September 18, 1997) (the "Director Stock Plan"). If approved by the shareholders, the proposed amendment to the Director Stock Plan will be effective as of January 16, 2001.

     The purpose of the Director Stock Plan is to further the growth and development of the Company by allowing non-employee directors of the Company (or any parent or subsidiary) to obtain a proprietary interest in the Company through the ownership of common stock. The Company believes that the Director Stock Plan aids in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company.

     The following is a summary of the Director Stock Plan and the proposed amendment that would increase the number of shares of Company common stock reserved for issuance under the Director Stock Plan from 166,938 to 266,938, subject to adjustment as provided in the Director Stock Plan.

     The following description of the Director Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.


                        TERMS OF THE DIRECTOR STOCK PLAN
ADMINISTRATION

     The Director Stock Plan is administered by a subcommittee of the Board of Directors whose members are selected by the Board of Directors (the
"Committee"). The Board of Directors may remove from or add members to the Committee and may fill any vacancies on the Committee. The Committee has the authority to grant stock options to non-employee directors under the Director Stock Plan, to interpret the provisions of the Director Stock Plan, to prescribe, amend and rescind any rules and regulations relating to the Director Stock Plan, and to make all other determinations that it may deem necessary or advisable for the administration of the Director Stock Plan.

     The Director Stock Plan provides for indemnification of the members of the Committee by the Company for all reasonable expenses or settlement amounts paid in satisfaction of a judgment incurred as a result of the defense of any legal action arising with respect to the Director Stock Plan or any stock option as a result of a member's position on the Committee. However, a member of the Committee will not be indemnified for expenses incurred if such member is determined in a court proceeding to have acted in bad faith or other than in the best interests of the Company.

ELIGIBILITY  AND  AWARDS

     The Director Stock Plan permits the Committee to make awards of non-qualified stock options ("Options") to purchase shares of the Company's common stock to all non-employee directors of the Company (or any parent or subsidiary). Options are evidenced by a separate written option agreement. As of the Record Date there were approximately ten non-employee directors of the Company (and parents or subsidiaries), all of whom are eligible to receive awards under the Director Stock Plan.

SHARES  AVAILABLE

     The maximum number of shares of common stock reserved for issuance under the Director Stock Plan currently is 166,938. If the proposed amendment is approved by the shareholders at the Annual Meeting, the maximum number of shares available will be 266,938. If any Option terminates or is canceled for any reason without having been exercised or vested in full, the shares of common stock not issued will again become available for additional grants of Options under the Director Stock Plan.

TERMS  OF  OPTIONS

     Under the Director Stock Plan, each non-employee director receives a grant of an Option to purchase 5,000 shares of the Company's common stock on the date the director first becomes a member of the Board of Directors. In addition, as of each March 1st, beginning March 1, 1995 and ending on March 1, 2004, the non-employee directors as a group are entitled to receive Options to purchase an aggregate 6,000 shares of the Company's common stock, which are divided equally among the non-employee directors; provided, however, that the annual grants of Options are only made if the Company's book value as of the December 31st immediately preceding the March 1st grant date equals or exceeds 106% of the Company's book value as of the prior December 31st. If the remaining number of shares reserved for issuance under the Director Stock Plan is insufficient to make the initial or annual grants as of any grant date, then no Options will be granted on that grant date or thereafter unless the Director Stock Plan is amended to increase the number of shares reserved. An Option may be exercised immediately; provided, however, that no Option may be exercised for the lesser of (1) 100 shares or (2) the total remaining shares subject to the Option, if less than 100 shares. Except as otherwise provided by the Committee, Options are generally not transferable or assignable during a holder's lifetime; however, Options may include exercise rights for a holder's estate or personal representative in the event of a holder's death or disability.

     The exercise price for the common stock underlying each Option granted under the Director Stock Plan is the fair market value of the common stock on the date the Option is granted. The exercise price of an Option may be paid in cash, in shares of previously-owned Company common stock, with property or by performance of services (if acceptable to the Committee and allowed under applicable law), or by a combination of the foregoing.

     The term of any Option granted under the Director Stock Plan is determined by the Committee and specified in the applicable option agreement but may not exceed ten years from the date of grant. Options may not be granted under the Director Stock Plan after the tenth anniversary of the date the Director Stock Plan was adopted by the Board of Directors, which is February 17, 2004.

     Subject to further limitation in any option agreement, in the event of an optionee's termination of service as director of the Company or a parent or subsidiary for reasons other than death or disability, the term of an Option will expire upon the earliest to occur of: (1) the expiration date of the Option; (2) three months after the optionee ceases to provide services as a director; or (3) immediately upon termination of the optionee's service as a director for cause. In the event of a termination of service of a director following a change of control (as defined in the Director Stock Plan) for reasons other than death or disability, the term of an Option will expire three months after termination of the optionee's services. If an optionee ceases to provide services as a director due to death or disability, the term of an Option will expire upon the earliest to occur of (1) the expiration date of the Option;
(2) one year after termination of service as a director due to disability unless the optionee dies within this one year period; or (3) one year after the death of an optionee who dies (a) while serving as a director of the Company or a parent or subsidiary, (b) within three months after termination of the optionee's services as a director, or (c) within one year after termination of services as a director due to disability.

     All Options granted under the Director Stock Plan provide for "reloads." A reload is a new option that is granted to an optionee who pays the purchase price upon exercise of all or part of an Option with shares of common stock. The reload option is for the same number of shares used in payment of the purchase price upon exercise of the original Option and is granted as of the date of the payment made with shares of common stock. The reload option is subject to all of the same terms and conditions as the original Option which was exercised, except that the exercise price for the reload option will be the fair market value of the common stock on the date the reload option is granted and the term of any reload option may not extend beyond the original term of the Option with respect to which such reload option was granted. An optionee who pays the purchase price upon exercise of a reload option with shares of common stock is entitled to a successive reload option.

AMENDMENT  AND  TERMINATION

     The Board of Directors may amend or terminate the Director Stock Plan at any time without shareholder approval, unless the amendment would (1) adversely affect the rights of a holder of an Option without the holder's consent, (2) materially increase the benefits accruing to non-employee directors under the Director Stock Plan, (3) materially increase the number of shares which may be issued under the Director Stock Plan, or (4) materially modify the requirements as to eligibility for participation in the Director Stock Plan.

     The Director Stock Plan will terminate on the later of (1) the complete exercise or lapse of the last outstanding Option granted under the Director Stock Plan, or (2) the last date upon which options may be granted under the Director Stock Plan (February 17, 2004), subject to its earlier termination by the Board of Directors at any time.

REORGANIZATIONS

     In the event of changes in the number of outstanding shares of common stock by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares, the number and kind of shares subject to an Option, the shares available for issuance under the Director Stock Plan, the number of shares that may be granted to each optionee under the terms of the Director Stock Plan and the exercise price of outstanding Options may be adjusted by the Committee.

     In the event of a reorganization involving a merger, consolidation, transfer of stock or transfer of the assets of the Company which is not a change of control, an Option may, in the Committee's discretion, be accelerated, adjusted or terminated with 30 days' notice. If the Company is dissolved, all of the rights of optionees with respect to Options will become immediately nonforfeitable and exercisable.

                       BENEFITS TO NON-EMPLOYEE DIRECTORS

     Only non-employee directors are eligible to receive awards under the Director Stock Plan. Upon approval of the amendment to the Director Stock Plan set forth in this proposal, Options to purchase an aggregate of 10,000 shares of the Company's common stock will be granted to the non-executive director group. Pursuant to the terms of the Director Stock Plan, the Committee intends to grant to each James A. Brett and David B. Dunaway, an Option to purchase 5,000 shares of the Company's common stock. Messrs. Brett and Dunaway became directors of the Company in December 2000. The Committee has not yet made any other determination as to any other eligible participant who will be granted options under the Direct Stock Plan upon the approval of the amendment of the Director Stock Plan or in the future.


                         FEDERAL INCOME TAX CONSEQUENCES

     The following discussion outlines generally the federal income tax consequences of participation in the Director Stock Plan. Individual circumstances may vary and each non-employee director should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Director Stock Plan.

          A non-employee director will not recognize income and will not be taxed upon the grant of a non-qualified option or at any time prior to the exercise of all or a portion of the option. At the time the non-employee director exercises all or a portion of a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

          Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the non-qualified option was exercised.

                              SHAREHOLDER APPROVAL

     The Company's Board of Directors seeks shareholder approval of the amendment to increase the number of shares reserved under the Director Stock Plan because approval of the amendment is required under the National Association of Securities Dealers Quotation System.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                 SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholder proposals submitted for consideration at the next Annual Meeting of Shareholders must be received by the Company no later than December 15, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before January 15, 2002 of a proposal for the 2002 Annual Meeting that the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to January 15, 2002, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                   By Order of the Board of Directors.

                                   /s/  Thomas  L.  Redding

                                   Thomas  L.  Redding
                                   Secretary


Stockbridge,  Georgia
March  12,  2001

                                   ___________

     The Company's 2000 Annual Report to Shareholders, which include audited financial statements for the Company, has been mailed to shareholders of the Company with these proxy materials. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies

                                   APPENDIX A
                           FLAG FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                                    MAY, 2000

The  Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The Board shall appoint the members of the Audit Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The  Audit  Committee  shall  make  regular  reports  to  the  Board.

The  Audit  Committee  shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6.   Review  major  changes  to  the  Company's   auditing  and  accounting
          principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.   Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     11. Review the appointment and replacement of the senior internal auditing executive.

     12. Review the significant reports to management prepared by the internal auditing department and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

     16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          b.   Any changes required in the planned scope of the internal audit.

          c.   The  internal  audit  department  responsibilities,   budget  and
               staffing.

     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

     20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

FORM OF REVOCABLE PROXY             COMMON STOCK
                           FLAG FINANCIAL CORPORATION
         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2001
                         ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints J. Daniel Speight, Jr. and John S. Holle, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of FLAG Financial Corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of the Company, to be held at Eagle's Landing, 235 Corporate Center Drive, Stockbridge, Georgia, on Wednesday, April 18, 2001, at 2:00 p.m., local time, and at any adjournments thereof, as indicated below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. Election of Directors: Authority for the election of Dr. A. Glenn Bailey, James A. Brett, David B. Dunaway, John R. Hines, Jr., Kelly R. Linch and
J. Daniel Speight, as Class I directors, each to serve until the 2004 Annual Meeting of Shareholders or until their successors are elected and qualified and Charles O. Hinely as a Class II director to serve until the 2002 Annual Meeting of Shareholders or until his successor is elected and qualified.

      [_]  FOR ALL NOMINEES LISTED ABOVE     [_]  WITHHOLD AUTHORITY TO VOTE
           (EXCEPT  AS  MARKED TO THE             FOR NOMINEES LISTED ABOVE.
           CONTRARY BELOW).

   INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
            "FOR" ABOVE, AND WRITE THE NOMINEE'S NAME IN THIS SPACE:

          __________________________________________________________

2. Ratification of Appointment of Independent Accountants: Authority to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

          [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

3. Amendment of Employees Stock Incentive Plan: Authority to approve an amendment to the Company's 1994 Employees Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 914,000 to 1,314,000.

          [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

4. Amendment of Directors Stock Incentive Plan: Authority to approve an amendment to the Company's 1994 Directors Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 166,938 to 266, 938.

          [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE SEVEN NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. If any other business is presented to a vote of the shareholders at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy on or before the time of the Annual Meeting or any adjournments of the Annual Meeting and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy, then the power of the proxies shall be terminated and of no further force and effect. If the undersigned withdraws this proxy in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, March 7, 2001.

     Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.


                                       _____________________________, 2001
                                       Date

                                       ___________________________________
                                       Signature

                                       ___________________________________
                                       Signature, if shares held jointly


                                       Do you plan to attend the Annual Meeting?
                                       [_] YES   [_] NO